FIRST MODIFICATION OF CREDIT AGREEMENT


     THIS FIRST MODIFICATION OF CREDIT AGREEMENT (this
"Modification Agreement") is entered into as of September 17, 1998, by and between AMRESCO, INC., a Delaware corporation
("Borrower"), and NationsBank, N.A., a national banking association, as Administrative Agent ("Administrative Agent") for the Lenders (defined below).

                      W I T N E S S E T H:

     WHEREAS, reference is made to the credit facilities made pursuant to and governed by that certain Credit Agreement (the "Credit Agreement") dated as of August 12, 1998, executed by and among Borrower, Administrative Agent, Credit Suisse First Boston, as Syndication Agent, and the financial institutions, funds and other entities listed as "Lenders" therein (the "Lenders") (each capitalized term used but not otherwise defined herein shall be defined as set forth in the Credit Agreement); and

     WHEREAS, Borrower has requested certain modifications to the Credit Agreement; and

     WHEREAS, the Lenders, acting through Administrative Agent pursuant to the Credit Agreement, have agreed to the requested modifications and waiver with respect thereto, subject to and upon the terms and conditions contained herein.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, That for and in consideration of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Administrative Agent, for and on behalf of the Lenders, and Borrower hereby agree as follows:

     1. Amendment to Asset Coverage Requirement. Borrower has requested that the Asset Coverage Requirement set forth in
Section 8.4 of the Credit Agreement be modified such that the ratio set forth therein is reduced to 1.2 to 1.0 during the period from September 2, 1998 through and including November 30, 1998. Accordingly, the second sentence of Section 8.4 of the Credit Agreement is hereby modified and amended to read as follows:

     "In addition, Borrower shall not permit the ratio of the Asset Coverage Values to the aggregate outstanding balance of the Revolving Credit Facility (including Swingline Advances and Competitive Bid Loans), the Term Facility and the Letter of Credit Exposure to be less than (i) 1.4 to 1.0 from the Closing Date through and including September 1, 1998, and at any time from and after December 1, 1998, or (ii) 1.2 to 1.0 during the period commencing on September 2, 1998 through and including November 30, 1998 (the "Asset Coverage Requirement"), for any two consecutive Business Days."

     2. Waiver Regarding Asset Coverage Requirement. To the extent that any Default or Event of Default occurred solely due to noncompliance with the Asset Coverage Requirement as set forth in Section 8.4 of the Credit Agreement during the period from September 2, 1998 until the effectiveness of the amendment to
Section 8.4 set forth in the preceding paragraph 1 hereof, and provided that such Default or Event of Default would not have occurred under the terms of Section 8.4 as so amended, such Default or Event of Default is waived by the Lenders.

     3. Treasury Stock Purchase. Borrower agrees that, notwithstanding anything to the contrary in the Credit Agreement (including without limitation the provisions of Section 8.19 thereof), Borrower shall not purchase any of its stock or other equity securities whatsoever at any time during the period commencing on the date hereof through and including November 30, 1998. Any such purchase from and after December 1, 1998 shall remain subject in all respects to the terms and conditions of the Credit Agreement, including without limitation Section 8.19 thereof.

     4.   Investments Definition.  The definition of
"Investments" in Section 1.1 of the Credit Agreement incorrectly refers to Section 8.10 rather than 8.9; accordingly, such definition is hereby amended to read as follows: "Investments has the meaning set forth in Section 8.9 hereof."

     5. Definition of Loan Documents. The definition of "Loan Documents", as defined in the Credit Agreement and as used in the Credit Agreement, the other Loan Documents and herein, shall be, and is hereby, modified to include this Modification Agreement and any and all documents executed in connection herewith.

     6.   Conditions Precedent to this Modification Agreement.
As conditions precedent to this Modification Agreement and the modifications to the Credit Agreement pursuant hereto, all of the following shall have been satisfied:

     (a) Borrower and the Guarantors shall have executed and delivered to Administrative Agent this Modification Agreement;
and

     (b) Borrower shall have delivered to Administrative Agent all corporate resolutions, consents, powers of attorney, certificates or documents as Administrative Agent may request relating to (i) the existence of Borrower, and (ii) the corporate and partnership authority for the execution and validity of this Modification Agreement, together with all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and content satisfactory to Administrative Agent.

     7. Reaffirmation of Debt and Liens. Borrower acknowledges and agrees that it is well and truly indebted to Lenders pursuant to the terms of the Notes, the Credit Agreement and the other Loan Documents, as modified hereby, and that all liens and security interests securing the Obligations are and remain in full force and effect.

     8. Ratification. Except as otherwise expressly modified by this Modification Agreement, all terms and provisions of the Credit Agreement, the Notes, and the other Loan Documents shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     9. Payment of Expenses. Borrower shall pay to Administrative Agent, on behalf of the Lenders, upon demand, the reasonable attorneys' fees and expenses of Administrative Agent's counsel and all filing and recording fees and other reasonable expenses incurred by Administrative Agent in connection with this Modification Agreement.

     10. Further Assurances. Borrower shall execute and deliver to Administrative Agent such other documents as may be necessary or as may be required, in the opinion of counsel to Administrative Agent, to effect the transactions contemplated hereby and to protect the Lenders' liens and security interests.

     11. Binding Agreement. This Modification Agreement shall be binding upon, and shall inure to the benefit of, the parties and their respective heirs, representatives, successors and assigns.

     12. Enforceability. In the event the enforceability or validity of any portion of this Modification Agreement, the Credit Agreement, the Notes, or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or New York law would uphold or would enforce such challenged or questioned provision.

     13. Choice of Law. THIS MODIFICATION AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF NEW YORK.

     14. Counterparts. This Modification Agreement may be executed in multiple counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.

     15. Entire Agreement. This Modification Agreement, the Credit Agreement and the Notes, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated.

     THIS MODIFICATION AGREEMENT AND THE OTHER WRITTEN INSTRUMENTS, AGREEMENTS AND DOCUMENTS EXECUTED IN CONNECTION WITH THIS MODIFICATION AGREEMENT, AND THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     IN WITNESS WHEREOF, this Agreement is executed effective as of the date first written above.


                         BORROWER:

                         AMRESCO, INC., a Delaware corporation


                         By:
                              Thomas J. Andrus,
                              Vice President and Treasurer


                         ADMINISTRATIVE AGENT:

                         NATIONSBANK, N.A.,
                         a national banking association, as Administrative Agent for the Lenders


                         By:
                              Elizabeth Kurilecz,
                              Senior Vice President



                         ACKNOWLEDGED AND AGREED TO as of the
                         17th  day of September, 1998, by:

                         GUARANTORS:

                         AFC EQUITIES, INC.
                         AFC EQUITIES MANAGEMENT, INC.
                         ALPINE, INC.
                         AMREIT HOLDINGS, INC.
                         AMREIT MANAGERS GP, INC.
                         AMRESCO ATLANTA INDUSTRIAL, INC.
                         AMRESCO BUILDERS GROUP, INC.
                         AMRESCO CAPITAL CONDUIT CORPORATION
                         AMRESCO CAPITAL LIMITED, INC.
                         AMRESCO CAPITAL, L.P.
                         AMRESCO CMF, INC.
                         AMRESCO COMMERCIAL FINANCE, INC.
                         AMRESCO CONSOLIDATION CORP.
                         AMRESCO EQUITY INVESTMENTS, INC.
                         AMRESCO EQUITY INVESTMENTS II, INC.
                         AMRESCO FINANCE AMERICA CORPORATION
                         AMRESCO FINANCIAL I, INC.
                         AMRESCO FINANCIAL I, L.P.
                         AMRESCO FUNDING CORPORATION
                         AMRESCO FUNDING OF GEORGIA, L.P.
                         AMRESCO FUNDING INVESTORS, INC.
                         AMRESCO FUNDING MANAGEMENT, INC.
                         AMRESCO FUNDING MID-ATLANTIC, INC.
                         AMRESCO FUNDING PACIFIC, INC.
                         AMRESCO INDEPENDENCE FUNDING, INC.
                         AMRESCO INSTITUTIONAL, INC.
                         AMRESCO INVESTMENTS, INC.
                         AMRESCO MANAGEMENT, INC.
                         AMRESCO MBS II, INC.
                         AMRESCO MORTGAGE CAPITAL LIMITED-I, INC.
                         AMRESCO MORTGAGE SERVICES LIMITED, INC.
                         AMRESCO NEW ENGLAND, L.P.
                         AMRESCO NEW ENGLAND II, L.P.
                         AMRESCO NEW ENGLAND, INC.
                         AMRESCO NEW ENGLAND II, INC.
                         AMRESCO NEW HAMPSHIRE, INC.
                         AMRESCO NEW HAMPSHIRE, L.P.
                         AMRESCO OVERSEAS, INC.
                         AMRESCO PORTFOLIO INVESTMENTS, INC.
                         AMRESCO PRINCIPAL MANAGERS I, INC.
                         AMRESCO PRINCIPAL MANAGERS II, INC.
                         AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
                         AMRESCO RESIDENTIAL CREDIT CORPORATION
                         AMRESCO RESIDENTIAL MORTGAGE CORPORATION
                         AMRESCO RESIDENTIAL PROPERTIES, INC.
                         AMRESCO RHODE ISLAND, INC.
                         AMRESCO SERVICES, L.P.
                         AMRESCO VENTURES, INC.
                         AMRESCO 1994-N2, INC.
                         AMRESCO TEXAS, INC.
                         ASSET MANAGEMENT RESOLUTION COMPANY
                         BEI 1992 - N1, INC.
                         BEI 1993 - N3, INC.
                         BEI 1994 - N1, INC.
                         BEI MULTI-POOL, INC.
                         BEI PORTFOLIO INVESTMENTS, INC.
                         BEI PORTFOLIO MANAGERS, INC.
                         BEI REAL ESTATE SERVICES, INC.
                         BEI SANJAC, INC.
                         COMMONWEALTH TRUST DEED SERVICES, INC.
                         ENT MIDWEST, INC.
                         ENT NEW JERSEY, INC.
                         ENT SOUTHERN CALIFORNIA, INC.
                         EXPRESS FUNDING, INC.
                         FINANCE AMERICA CORPORATION
                         GRANITE EQUITIES, INC.
                         HOLLIDAY FENOGLIO FOWLER, L.P.
                         LIFETIME HOMES, INC.
                         MARKETING SOLUTION PUBLICATIONS, INC.
                         MORTGAGE INVESTORS CORPORATION
                         OAK CLIFF FINANCIAL, INC.
                         PRESTON HOLLOW ASSET HOLDINGS, INC.
                         QUALITY FUNDING, INC.
                         SAVE-MORE INSURANCE SERVICES INC.
                         WHITEROCK INVESTMENTS, INC.

                         By: AMRESCO, INC., a Delaware corporation, as agent and attorney-in-fact


                         By:   Thomas J. Andrus,
                               Vice President and Treasurer